Summary of Accounting Policies - Redeemable Non Controlling Interest (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Redeemable Noncontrolling Interest [Roll Forward]
Beginning Balance	$ 40	$ 41	$ 34
Net income attributable to redeemable noncontrolling interests	36	36	32
Other comprehensive income (loss)	3	(2)	(1)
Dividends declared	(37)	(35)	(24)
Ending Balance	$ 42	$ 40	$ 41